UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

ARMADA ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42661	98-1815892
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

382 NE 191 St, Suite 52895, Miami, FL 33179-3899

(Address of principal executive offices, including zip code)

(786) 548-1886

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	XRPNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	XRPN	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50 per share	XRPNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 30, 2026, Armada Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), held an extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”). As of the close of business on August 20, 2026, the record date for the Extraordinary General Meeting (the “Record Date”), there were 23,710,000 Class A ordinary shares, par value $0.0001 per share (the “SPAC Class A Shares”), and 7,880,000 Class B ordinary shares, par value $0.0001 per share (the “SPAC Class B Shares” and, together with the SPAC Class A Shares, the “SPAC Common Shares”), of the Company issued and outstanding and entitled to vote. A total of 21,877,045 SPAC Common Shares, representing approximately 69% of the SPAC Common Shares entitled to vote and constituting a quorum, were represented in person (including virtually) or by proxy at the Extraordinary General Meeting.

Each of the proposals is described in more detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on August 27, 2026 (the “Proxy Statement/Prospectus”). The final voting results for each matter submitted to a vote of the Company’s shareholders at the Extraordinary General Meeting are set forth below.

Proposal No. 1 — The Business Combination Proposal

The Company’s shareholders considered and voted upon a proposal to adopt and approve, by ordinary resolution, the Business Combination Agreement, dated as of October 19, 2025 (as amended, the “Business Combination Agreement”), by and among the Company, Evernorth Holdings Inc. (“Pubco”), Evernorth Corporate Merger Sub Inc., Evernorth Company Merger Sub LLC, Pathfinder Digital Assets LLC and Ripple Labs Inc., and the transactions contemplated thereby (the “Business Combination Proposal”).

For	Against	Abstentions
20,514,034	1,362,081	930

Based on the votes set forth above, the Business Combination Proposal was approved.

Proposal No. 2 — The Merger Proposal

The Company’s shareholders considered and voted upon a proposal to authorize and approve, by special resolution, the SPAC Merger (the “Merger Proposal”).

For	Against	Abstentions
20,514,597	1,362,089	359

Based on the votes set forth above, the Merger Proposal was approved.

Proposal No. 3 — The Domestication Proposal

The Company’s shareholders considered and voted upon a proposal to approve, by special resolution, the Plan of Domestication and a change in the corporate structure and domicile of the Company by way of its transfer by continuation from a Cayman Islands exempted company to a corporation incorporated under the laws of the State of Delaware to be named Arrington Capital SPAC I Inc. (the “Domestication Proposal”). Pursuant to the Companies Act (as amended) of the Cayman Islands (the “Cayman Companies Act”) and the amended and restated memorandum and articles of association of the Company (the “SPAC Charter”), only the holders of SPAC Class B Shares were entitled to vote on the Domestication Proposal. The voting results set forth below reflect the votes of the holders of SPAC Class B Shares.

For	Against	Abstentions
7,880,000	0	0

Based on the votes set forth above, the Domestication Proposal was approved.

Proposal No. 4 — The Advisory SPAC Delaware Documents Proposals

The Company’s shareholders considered and voted upon a proposal, on a non-binding advisory basis and by ordinary resolution, to approve certain material differences between the SPAC Charter and the proposed certificate of incorporation and proposed bylaws of the Company as a Delaware corporation, as described in Proposals 4A and 4B in the Proxy Statement/Prospectus (collectively, the “Advisory SPAC Delaware Documents Proposals”).

For	Against	Abstentions
20,506,476	1,367,320	3,249

Based on the votes set forth above, the Advisory SPAC Delaware Documents Proposals were approved, on a non-binding advisory basis.

Proposal No. 5 — The Advisory Organizational Documents Proposals

The Company’s shareholders considered and voted upon a proposal, on a non-binding advisory basis and by ordinary resolution, to approve certain material differences between the SPAC Charter and the proposed amended and restated articles of incorporation and amended and restated bylaws of Pubco, as described in Proposals 5A through 5E in the Proxy Statement/Prospectus (collectively, the “Advisory Organizational Documents Proposals”).

For	Against	Abstentions
20,500,138	1,372,670	4,237

Based on the votes set forth above, the Advisory Organizational Documents Proposals were approved, on a non-binding advisory basis.

The Adjournment Proposal was not presented for a vote because sufficient votes were present to approve the other proposals.

Additional Information and Where to Find It

Pubco filed with the SEC a registration statement on Form S-4 (the “Registration Statement”), which has been declared effective, in connection with the Business Combination, the private placements of securities in connection with the Business Combination (the “Private Placement Transactions”) and the other transactions contemplated by the Business Combination Agreement (together with the Business Combination and the Private Placement Transactions, the “Proposed Transactions”). The Registration Statement includes a proxy statement of the Company and a prospectus of Pubco (the “Proxy Statement/Prospectus”). The Registration Statement was declared effective on August 27, 2026, and the definitive Proxy Statement/Prospectus and other relevant documents were mailed to shareholders of the Company as of the close of the record date established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. The Company and Pubco have also filed other documents regarding the Proposed Transactions with the SEC. Investors and security holders are also able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or to be filed with the SEC by the Company and Pubco, without charge on the SEC’s website at www.sec.gov, or by directing a request to: Armada Acquisition Corp. II, 382 NE 191 St., Suite 52895, Miami, FL 33179-3899; e-mail: finance@arringtoncapital.com, or to: Evernorth Holdings Inc., 600 Battery St, San Francisco, CA 94111, email: finance@evernorth.xyz.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION, OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the U.S. federal securities laws. All statements contained in this communication other than statements of historical fact, including, without limitation, statements regarding the Convertible Notes transaction, the Business Combination, and the anticipated benefits and timing thereof, and other statements regarding the Company’s or Pubco’s future performance, are forward-looking statements.

Forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on the current expectations and assumptions of the Company and, although the Company believes these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that such statements are subject to risks and uncertainties, including those described in Pubco’s registration statement on Form S-4 filed with the SEC in connection with the Business Combination, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. As you read and consider this Current Report on Form 8-K, you should understand that these statements are not guarantees of future performance or results. You should not place undue reliance on these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2026	ARMADA ACQUISITION CORP. II

	By:	/s/ Taryn Naidu
	Name:	Taryn Naidu
	Title:	Chief Executive Officer